Impairment Reversal	12 Months Ended
Dec. 31, 2018
Impairment Reversal [abstract]
Impairment Reversal

10.   Impairment Reversal

For the year ended December 31, 2017, the Company recognized an impairment reversal of $31,119 with respect to the Caylloma Mine. The impairment reversal was due to the significant increase in resources from the successful exploration drill program at the Animas NE vein and increases in the estimated zinc and lead prices. With the increase in resources, as well as increases in estimated prices, management updated its mine plan for the Caylloma mine. The new mine plan significantly improved the production profile and the associated cash flows compared with the Company’s previous estimates and accordingly, was considered to be an indicator of impairment reversal.

The impairment charges were recorded during the years ended December 31, 2015 and 2013 and totaled $55,000 before tax. The amount of impairment reversal is limited to the carrying amount had no impairment been recognized in prior periods, net of depletion and amortization which would have been recognized.

The recoverable amount of the Caylloma Mine was determined based on its fair value less costs of disposal estimated utilizing a discounted cash flow model. The projected cash flows used are significantly affected by changes in assumptions for metal prices, changes in the amount of recoverable reserves and resources, production cost estimates, future capital expenditures and discount rates. The discounted cash flow model is a Level 3 measurement in the fair value hierarchy.

For the year ended December 31, 2017, the Company’s impairment testing incorporated the following key assumptions in addition to the increase in the estimated life of the mine:

a)    Weighted average cost of capital

As at December 31, 2017, projected cash flows were discounted using a real after-tax discount rate of 4.1% which represented the estimated weighted average cost of capital.

b)    Metal Price assumptions

Metal Price Assumptions	2018	2019	2020	2021	2022 -2025
Silver price ($ per ounce)	$17.56	$18.44	$19.00	$19.00	$18.40
Gold price ($ per ounce)	$1,300	$1,300	$1,342	$1,325	$1,325
Lead price ($ per tonne)	$2,469	$2,403	$2,315	$2,205	$2,205
Zinc price ($ per tonne)	$3,175	$3,031	$2,756	$2,756	$2,425